Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2315

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2023-4

(the “Portfolio”)

Supplement to the Prospectuses

Effective October 2, 2023, Aramark (ticker: ARMK) and Vestis Corporation (“Vestis”) (ticker: VSTS) have separated into two publicly traded companies (the “Spin-Off”). As shareholders of Aramark, the Portfolio will receive 1 share of Vestis for every 2 shares of Aramark that it held as of the September 20, 2023 record date. The Portfolio will continue to hold and purchase shares of Aramark and Vestis.

Supplement Dated: October 2, 2023